Supplement to

CALVERT VP INCOME PORTFOLIO

Calvert Variable Products Portfolios Prospectus
Dated April 30, 2011

Date of Supplement: September 14, 2011

Gregory Habeeb no longer serves as portfolio manager for Calvert VP Income Portfolio (the “Portfolio”).

The portfolio management table under “Portfolio Management” in the Portfolio Summary on page 9 is revised and restated as follows to reflect changes to the portfolio management team:

Investment Advisor. Calvert Investment Management, Inc. (formerly named Calvert Asset Management Company, Inc.)

Portfolio Manager	Title	Length of Time
Name		Managing Portfolio
Michael Abramo	Vice President, Portfolio	Since March 2008
Manager, Calvert

Matthew Duch	Vice President, Portfolio	Since September
	Manager, Calvert	2011

In addition, the portfolio management table for the Portfolio under “Management of Portfolio Investments – More Information About the Subadvisors and Portfolio Managers” on page 24 has been revised and restated as follows:

Calvert VP Income Portfolio

Calvert Investment Management, Inc.

See “About Calvert” above.

Michael Abramo and Matthew Duch are jointly and primarily responsible for the day-to-day management of the Portfolio.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team

Michael Abramo	Mr. Abramo has been a member of the Taxable Fixed Income Team since 1999.	Lead Portfolio Manager
Mr. Abramo became a Portfolio Manager for this Portfolio in March 2008.

Matthew Duch	Mr. Duch has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006 and became a Portfolio Manager for this Portfolio in September 2011.	Co-Portfolio Manager

Prior to joining Calvert in 2006, Mr. Duch was a corporate trader/sector manager for Deutsche Asset Management.